Financial Adviser:

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Gateway Fund
Average Annual Total Returns
As of March 31, 2007

One Year 9.29%
Five Years 5.76%
Ten Years 6.86%
From January 1, 1988 9.10%

Maximum Sales Charge 0.00%
Expense Ratio * 0.95%

* As of December 31, 2005 per the current prospectus dated May 2, 2006.

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	APRIL 5, 2007
SUBJECT:	GATEWAY FUND’S POSITIVE RETURN IN MARCH BRINGS FIRST QUARTER RESULTS TO 2.44%

•	GATEWAY FUND RETURNS 1.21% IN MARCH

•	DISPLAYING HIGHER VOLATILITY, THE S&P 500 INDEX GAINS 1.12% IN MARCH, BUT ONLY 0.64% FOR THE FIRST QUARTER 2007

•	BONDS LOSE MOMENTUM AS THE LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX EARNS 0.17% FOR THE MONTH

•	VISIT US ON THE WEB AT www.gatewayfund.com

	MONTH OF MARCH	YEAR-TO-DATE AS OF MARCH 31, 2007
GATEWAY FUND	1.21%	2.44%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.17%	1.59%
S&P 500 Index	1.12%	0.64%

FIRST QUARTER 2007

Many uncertainties converged to befuddle investors in the first quarter. Sub-prime mortgage delinquencies, a housing slowdown, stubborn inflation and Mideast turmoil limited S&P 500 Index growth to 0.64% for the quarter. The Gateway Fund, benefiting from higher volatility in the latter part of the quarter and associated index option premiums, delivered a total return of 2.44% for the quarter. By mitigating the sharp February decline experienced by the S&P 500 Index, the Fund outperformed this broad market index for the first quarter of 2007.

•
The stock market’s long, uninterrupted climb ended abruptly on February 27 with a decline of 3.5%, or 50 points, in the S&P 500 Index. The Chicago Board Options Exchange Volatility Index (the “VIX”) jumped from 11.15 on February 26 to 18.31 on February 27 as fears of global liquidity tightening took hold. This spike in volatility increased option premiums available to the Gateway Fund. The Fund’s cash flow from hedging activity helped to preserve early quarter gains when the markets declined in late February.

•
While interest rates fluctuated during the quarter, there was no compelling news to establish a new bond market trend. With Federal Reserve Board policy unchanged, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index earned a total return of 1.59% for the quarter, slightly higher than its coupon.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND’S POSITIVE RETURN IN MARCH BRINGS FIRST QUARTER RESULTS TO 2.44%
DATE:	APRIL 5, 2007
PAGE:	TWO

•
As of March 31, 2007, the Fund was fully hedged with index call options at an average strike price between 1.5% in-the-money and 1.5% out-of-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 7.5% and 10.0% out-of-the-money.

•
On March 28, 2007, the Gateway Fund declared and paid an ordinary income dividend of $0.15 per share to shareholders of record as of March 27, 2007. This dividend arose from the net investment income earned on the stocks in the Gateway Fund’s diversified equity portfolio.

MONTH OF MARCH

In the month of March, clearer evidence of reduced economic growth encouraged those stock investors anticipating interest rate cuts from the Federal Reserve Board. In the absence of tangible improvement in the Middle East, stock investors could only muster enough interest to partially reverse the February sell-off. Higher option premiums, resulting from increased volatility, helped propel the Gateway Fund to a gain of 1.21% for the month, outperforming both the S&P 500 Index and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index.

•	Investor interest sparked a tepid recovery from February losses, as the S&P 500 Index advanced 1.12% in March.

•
As February’s flight to quality abated, bond investors had to face stubborn inflation data and an inverted yield curve. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index earned 0.17% for the month as a price decline offset most of its coupon income.

TRAILING TWELVE-MONTH PERSPECTIVE

The accumulation of option premiums and dividend income have helped the Gateway Fund deliver competitive risk-adjusted returns. For the twelve-month period ended March 31, 2007, the Fund produced a total return of 9.29%, inclusive of the reinvestment of dividends.

•
Stocks, as represented by the S&P 500 Index, advanced by 11.83%. Stock investors have been encouraged by the robust growth in corporate profits but, more recently, have become more skeptical regarding the sustainability of that growth. As previously mentioned, the housing market slowdown and its impact on consumer spending, labor markets and the financial mortgage sector continues to weigh on investors’ minds. Not unrelated to these factors is the lack of business investment which has further raised the risk of a slowdown in economic growth.

•
Not surprisingly, the VIX level has increased during the twelve-month period ended March 31, 2007, from 11.39 to 14.64. Higher levels of volatility raise the level of option premiums available to the Fund.

•
Bond investors have benefited from a stable monetary policy, but low interest rates have historically inhibited total returns. While short-term interest rates have increased, long-term interest rates have declined. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index delivered a total return of 6.14% for the same time period. Despite this level of return, bond yields have remained below 5%.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND’S POSITIVE RETURN IN MARCH BRINGS FIRST QUARTER RESULTS TO 2.44%
DATE:	APRIL 5, 2007
PAGE:	THREE

•
Gateway Fund shareholders continue to benefit from the stability produced by the Fund’s index-option-based risk management strategy. True to its investment objective, hedging cash flows received, combined with the Fund’s put option positions, serve to mitigate the risks attendant with market uncertainty.

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2007
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
One Year	9.29%	6.14%	11.83%
Three Years	7.66%	2.60%	10.07%
Five Years	5.76%	4.91%	6.26%
Ten Years	6.86%	5.99%	8.20%
Since 1/1/88	9.10%	7.02%	12.01%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2005 per the current prospectus dated May 1, 2006.

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND’S POSITIVE RETURN IN MARCH BRINGS FIRST QUARTER RESULTS TO 2.44%
DATE:	APRIL 5, 2007
PAGE:	FOUR

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441